SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / X /

	Filed by a party other than the Registrant	/ /
Check the appropriate box:

/ X /	Preliminary Proxy Statement

/ /	Confidential, for Use of the Commission Only (as permitted by Rule
14a-6(e) (2))

/ /	Definitive Proxy Statement

/ /	Definitive Additional Materials

/ /	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO and
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO, each a series of
Putnam Asset Allocations Funds
PUTNAM VT GLOBAL ASSET ALLOCATION FUND, a series of Putnam
Variable Trust
PUTNAM INCOME STRATEGIES FUND, a series of Putnam Funds Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required

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computed pursuant to Exchange Act Rule 0-11 (set forth the
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[Insert date]

A Message from the Chairman

Dear Fellow Shareholder:

[photo of John A. Hill]

I am writing to ask for your vote on an important matter affecting your investment in the Putnam funds. While you are, of course, welcome to join us at your fund’s meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card(s), by calling or by voting via the Internet. We are asking for your vote on the following matter:

Approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities.

Federal law requires registered investment companies like your fund to have “fundamental” investment restrictions governing certain of its investment practices, including investments in commodities. “Fundamental” investment restrictions can be changed only by a shareholder vote. Your fund’s Trustees recommend that you vote in favor of approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities to permit your fund to invest in commodity-linked investments, such as commodity-linked notes with respect to individual indices or commodities and commodity-based exchange-traded funds or notes (ETFs or ETNs), to the extent consistent with your fund’s investment objectives and policies. The amended fundamental investment restriction would increase your fund’s investment flexibility, which could assist your fund in achieving its investment objective.

________________

Please vote promptly. When shareholders do not vote their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. You can vote by returning your proxy ballots in the envelope provided, you can call our toll-free number, or visit the web site address indicated on the ballot. If you have questions about this proposal, please call a Putnam customer services representative at 1-800-225-1581 or contact your financial representative.

Sincerely yours,

/s/ John A. Hill

----------------------
John A. Hill, Chairman

Table of contents

Notice of a Special Meeting of Shareholders	[ ]

Trustees’ Recommendation	[ ]

Proposal	[ ]

Further Information About Voting and the Meeting	[ ]

Fund Information	[ ]

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at 1-800-225-1581 or call your financial advisor.

Notice of a Special Meeting of Shareholders

To the Shareholders of:

PUTNAM ASSET ALLOCATION: BALANCED PORTFOLIO
PUTNAM ASSET ALLOCATION: CONSERVATIVE PORTFOLIO and
PUTNAM ASSET ALLOCATION: GROWTH PORTFOLIO, each a series of
Putnam Asset Allocations Funds
PUTNAM VT GLOBAL ASSET ALLOCATION FUND, a series of Putnam
Variable Trust
PUTNAM INCOME STRATEGIES FUND, a series of Putnam Funds Trust

This is the formal agenda for your fund’s shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting, in the event you attend in person.

A Special Meeting of Shareholders of your fund will be held on May 22, 2008 at 11:00 a.m., Boston time, at the principal offices of the fund on the 12th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

Approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities.

By Judith Cohen, Clerk, on behalf of the Trustees of Putnam Asset Allocation Funds, Putnam Variable Trust and Putnam Funds Trust:

John A. Hill, Chairman
Jameson A. Baxter, Vice Chairman
Charles E. Haldeman, Jr., President

Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet so that you will be represented at the meeting.

March 24, 2008

Proxy Statement

This document gives you the information you need to vote on the proposal. Much of the information is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at our toll-free number, 1-800-225-1581, or call your financial advisor.

When you complete and sign your proxy ballot, the Trustees of the funds will vote on your behalf exactly as you have indicated. If you simply sign the proxy ballot, it will be voted in accordance with the Trustees’ recommendation on page __ of the proxy statement.

Who is asking for your vote?

Your vote is being solicited by the Trustees of Putnam Asset Allocation Funds, Putnam Variable Trust and Putnam Funds Trust for use at the Special Meeting of Shareholders of Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam VT Global Asset Allocation Fund and Putnam Income Strategies Fund to be held on May 22, 2008 and, if your fund’s meeting is adjourned, at any later meetings, for the purposes stated in the Notice of a Special Meeting of Shareholders (see page___). The Notice of a Special Meeting of Shareholders, the proxy and this Proxy Statement are being mailed on or about March 24, 2008.

How do your fund’s Trustees recommend that shareholders vote on this proposal?

The Trustees recommend that you vote FOR approving an amendment to your fund’s fundamental investment restriction with respect to investments in commodities.

Who is eligible to vote?

Shareholders of record at the close of business on February 25, 2008 (the “Record Date”) are entitled to be present and to vote at the meeting or any adjourned meeting.

Each share is entitled to one vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If you sign the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business is brought before your fund’s meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

The Proposal

AMENDING YOUR FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN COMMODITIES

What is this proposal?

Background. The Investment Company Act of 1940, as amended (the “1940 Act”) requires registered investment companies like the funds to have “fundamental” investment restrictions governing certain of their investment practices. “Fundamental” investment restrictions can be changed only by a shareholder vote. Under the 1940 Act, a fund’s investment policy relating to the purchase and sale of commodities must be fundamental. Commodities include physical commodities, such as agricultural products, metals and oil. Under the federal securities and commodities laws, certain financial instruments, such as futures contracts and related options, may also be considered commodities. The funds’ current fundamental investment restriction with respect to commodities states that each fund may not:

“Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.”

Since the adoption of your fund’s current restriction, the financial markets have evolved and new types of financial instruments have become available as potential investment opportunities. In addition, the Internal Revenue Service (the “IRS”) has recently issued guidance clarifying its position with regard to investments in commodity-linked investments. Specifically, the IRS has indicated that while a regulated investment company, as defined under the Internal Revenue Code of 1986, as amended (the “Code”), is limited in its ability to invest in certain commodity-linked investments, it is permitted to invest in certain commodity-linked notes without jeopardizing its status as a regulated investment company under the Code. Although your fund’s current restriction expressly permits investments in financial instruments that could be deemed to be commodities under the federal securities and commodities laws, it could be read to prohibit a fund from investing in financial instruments whose values are determined by reference to physical commodities, but which do not involve the delivery of physical commodities to or by the fund. Accordingly, the Trustees are recommending that each fund’s fundamental investment restriction with respect to investments in commodities be revised to increase each fund’s investment flexibility by permitting each fund to invest in financial instruments representing interests in commodities, or the values of which are determined by reference to commodities, but which do not involve the delivery of physical commodities to or by the fund. The restriction as proposed to be amended would state that each fund may not:

“Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the fund from purchasing or selling financial instruments representing interests in commodities (or the values of which are determined by reference to commodities), but which do not involve the delivery of physical commodities to or by the fund, or from entering into financial futures contracts, options, foreign exchange contracts and other financial transactions.”

What effect will amending the current commodities restriction have on the funds?

Under the proposed fundamental investment restriction, each fund will be able to engage in a variety of transactions involving the use of commodity-linked investments, including commodity ETFs or ETNs and commodity-linked notes with respect to individual indices or commodities, to the extent consistent with each fund’s investment objectives and policies.

Putnam Investment Management, LLC (“Putnam Management”) believes that this investment flexibility could assist each fund in achieving its investment objective, both because commodity-linked investments may offer the opportunity for attractive investment returns and because economic exposure to another asset class through these investments may enhance the ability of the fund to diversify risks, particularly to the extent that the returns of commodities are not correlated with the returns of other asset classes in which the fund invests. Putnam Management currently expects that up to 10% of a fund’s total assets may be allocated to commodity-linked investments. Under the proposed fundamental investment restriction, as under the current fundamental investment restriction, the funds will not be permitted to engage in the direct purchase and sale of physical commodities. Each fund intends to limit its investment in commodity-linked investments to the extent necessary to qualify as a regulated investment company under the Code.

The values of commodity-linked notes and other commodity-linked investments will typically rise and fall in response to changes in the value of the underlying commodity or related index or investment, and may result in losses for the fund. The values of commodity-linked investments may be highly volatile, and may be subject to a wide variety of risks relevant to particular physical commodities (such as the risks of drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments) to which the markets for other securities are not typically subject. Commodity-linked investments may involve the risk of exposure to the effects of leverage, which could increase the fund’s market exposure and potential losses. Commodity-linked investments are subject to the risk that their prices may correlate with changes in the value of other investments in ways that Putnam Management did not anticipate. Commodity-linked investments are also subject to the risk that a counterparty will be unwilling or unable to meet its obligations to the funds. In addition, the fund may be unable to sell its commodity-linked investments when Putnam Management believes it is desirable to do so.

What are the Trustees recommending?

The Trustees unanimously recommend that shareholders approve an amendment to your fund’s fundamental investment restriction with respect to investments in commodities.

What is the voting requirement for approving the proposal?

Approval of the proposed amendment to your fund’s fundamental investment restriction requires the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Shareholders of each fund vote separately on the proposal. The outcome of a vote for one fund does not affect any other fund.

Further Information About Voting and the Special Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting. Shares of all classes of the fund vote together as a single class. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.

Abstentions and broker non-votes have the effect of a negative vote on the proposal. Treating broker non-votes as negative votes may result in a proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which the fund has received sufficient votes to approve a matter being recommended for approval by the fund’s Trustees, the fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes, if doing so is necessary to obtain a quorum.

Shareholders who object to any proposal in this Proxy Statement will not be entitled under Massachusetts law or the Agreement and Declaration of Trust of the particular Putnam fund to demand payment for, or an appraisal of, their shares.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meeting of shareholders of certain other Putnam funds. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meeting, the persons named as proxies will vote in favor of such adjournment.

Information for all funds except Putnam VT Global Asset Allocation, which is a series of Putnam Variable Trust

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Retail Management may solicit proxies in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Management has in its records for their accounts, and would be asked to confirm certain identifying information. Shareholders would then be given an opportunity to authorize the proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Shareholders have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of a proxy will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card and follow the instructions on the internet site. To record your voting instructions via automated telephone service, call the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, (iv) in the case of brokers and nominees, by submitting written instructions to your fund’s solicitation agent or the applicable record shareholder or (v) by attending the meeting and voting in person.

Information for Putnam VT Global Asset Allocation Fund, a series of Putnam Variable Trust

Voting Process. With respect to Putnam VT Global Asset Allocation Fund only, as of the Record Date, certain insurance companies (each, an “Insurance Company”) were shareholders of record of the fund. Each Insurance Company will vote shares of the fund held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the “Contract Owners”) for whose accounts the shares are held. Accordingly, with respect to the fund, this proxy statement is also intended to be used by each Insurance Company in obtaining these voting instructions from Contract Owners. In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares the fund attributable to the Contract Owner in the same proportion as shares of the fund for which it has received instructions. One effect of this system of proportional voting is that, if only a small number of Contract Owners provide voting instructions, this small number of Contract Owners may determine the outcome of a vote for the fund.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners’ identities, to allow them to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies), and would be asked to confirm certain identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Owners’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her insurance company as to how to vote its shares and can do so by marking voting instructions on the ballot enclosed with this proxy statement and then signing, dating and mailing the ballot in the envelope provided. If a ballot is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third party vendor hired by Putnam Management or by automated telephone service. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your proxy card, and follow the instructions on the Internet site. The Internet voting procedures are designed to authenticate Contract Owners’ identities, to allow Contract Owners to give their voting instructions and to confirm that their instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

Your fund’s Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of your fund, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions by telephone or via the Internet, or (iv) by attending the meeting and voting in person.

Information for all funds

Date for receipt of shareholders’ proposals for subsequent meetings of shareholders.

Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years for the purpose of electing your fund’s Trustees; the last such meeting was held in 2004. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the fund’s proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the fund prints and mails its proxy statement.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the fund within a reasonable time before the fund mails its proxy statement, the persons named as proxies will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. All shareholder proposals must also comply with other requirements of the SEC’s rules and the fund’s Agreement and Declaration of Trust.

Expense of the Solicitation. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its own expense Broadridge Financial Solutions, 60 Research Road, Hingham, MA 02043, to aid in the solicitation of instructions for registered and nominee accounts, for a management fee not to exceed $2,000 plus out of pocket expenses per fund. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by your fund.

Adjournment. If sufficient votes in favor of the proposal set forth in the Notice of a Meeting of Shareholders are not received by the time scheduled for the meeting or if the quorum required for the proposal has not been met, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposal for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Duplicate mailings. As permitted by SEC rules, Putnam’s policy is to send a single copy of the proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy ballots will be included with the proxy statement for each account registered at that address. If you would prefer to receive your own copy of the proxy statement, or any annual or semi-annual shareholder report, please contact Putnam Investor Services by phone at 1-800-225-1581 or by mail at P.O. Box 8383, Boston, Massachusetts 02266-8383.

Financial information. Your fund will furnish to you, upon request and without charge, a copy of the fund’s annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. You may direct such requests to Putnam Investor Services, P.O. Box 8383, Boston, Massachusetts 02266-8383 or 1-800-225-1581.

Fund Information

Putnam Investments. Putnam Investment Management, LLC, your fund’s investment manager, is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”). Putnam Investments is a holding company that, except for a minority stake owned by employees, is owned (through a series of wholly-owned subsidiaries) by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company, of which the Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control.

The address of each of Putnam Investments and Putnam Investment Management, LLC, is One Post Office Square, Boston, Massachusetts 02109. The address of the executive offices of Power Financial Corporation is 751 Victoria Square, Montreal, Quebec H2Y 2J3, Canada. Charles E. Haldeman, Jr. is the President and Chief Executive Officer of Putnam Investments. His address is One Post Office Square, Boston, MA 02109.

Putnam Retail Management. Putnam Retail Management Limited Partnership, the fund’s principal underwriter (“PRM”), is a subsidiary of Putnam Investments. Putnam Retail Management GP, Inc. is the general partner of PRM, and also owns a minority stake in PRM. Putnam Retail Management GP, Inc. is a wholly-owned indirect subsidiary of Putnam Investments. The address of PRM and Putnam Retail Management GP, Inc. is One Post Office Square, Boston, Massachusetts 02109.

Limitation of Trustee liability. Your fund’s Agreement and Declaration of Trust provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified by the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Officers and other information. All of the officers of your fund are employees of Putnam Management or its affiliates or serve on the staff of the Office of the Trustees. Because of his position with Putnam Management or its affiliates, Mr. Haldeman, as well as the other officers of your fund, will benefit from the management fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund. In addition to Mr. Haldeman, the other officers of your fund are as follows:

Name, Year of birth	Year first	Business experience
Office with the fund	elected to	during past 5 years
	office

Charles E. Porter (Born	1989	Executive Vice President, Principal
1938)*		Executive Officer, Associate
Executive Vice President,		Treasurer and Compliance Liaison,
Principal Executive Officer,		The Putnam Funds.
Associate Treasurer and
Compliance Liaison

Jonathan S. Horwitz (Born	2004	Senior Vice President and
1955)*		Treasurer, The Putnam Funds.
Senior Vice President and		Prior to 2004, Mr. Horwitz was a
Treasurer		Managing Director at Putnam
		Investments.

Steven D. Krichmar (Born	2002	Senior Managing Director, Putnam
1958)		Investments.
Vice President and Principal
Financial Officer

Janet C. Smith (Born 1965)	2006	Managing Director, Putnam
Vice President, Assistant		Investments.
Treasurer and Principal
Accounting Officer

Susan G. Malloy (Born 1957)	2007	Managing Director, Putnam
Vice President and Assistant		Investments.
Treasurer

Beth Mazor (Born 1958)	2002	Managing Director, Putnam
Vice President		Investments.

Robert R. Leveille (Born	2007	Managing Director, Putnam
1969)		Investments.
Vice President and Chief		Prior to 2004, Mr. Leveille was a
Compliance Officer		member of Bell Boyd & Lloyd
		LLC, and prior to 2003 he was Vice
		President and Senior Counsel of
		Liberty Funds Group LLC.

Mark C. Trenchard (Born	2002	Managing Director, Putnam
1962)		Investments.
Vice President and
BSA Compliance Officer

Francis J. McNamara, III	2004	Senior Managing Director, Putnam
(Born 1955)		Investments, Putnam Management
Vice President and Chief		and Putnam Retail Management.
Legal Officer		Prior to 2004, Mr. McNamara was
		General Counsel of State Street
		Research & Management.

James P. Pappas (Born 1953)	2004	Managing Director, Putnam
Vice President		Investments and Putnam
		Management. During 2002, Mr.
		Pappas was Chief Operating Officer
		of Atalanta/Sosnoff Management
		Corporation.

Richard S. Robie III (Born	2004	Senior Managing Director, Putnam
1960)		Investments, Putnam
Vice President		Management and Putnam Retail
		Management. Prior to 2003, Mr.
		Robie was Senior Vice President of
		United Asset Management
		Corporation.

Judith Cohen (Born 1945)*	1993	Vice President, Clerk and Assistant
Vice President, Clerk and		Treasurer, The Putnam Funds.
Assistant Treasurer

Wanda M. McManus (Born	1993	Vice President, Senior Associate
1947)*		Treasurer and Assistant Clerk, The
Vice President, Senior		Putnam Funds.
Associate Treasurer and
Assistant Clerk

Nancy E. Florek (Born	2000	Vice President, Assistant Clerk,
1957)*		Assistant Treasurer and Proxy
Vice President, Assistant		Manager, The Putnam Funds.
Clerk, Assistant Treasurer and
Proxy Manager

* Officers of the fund who are members of the Trustees’ independent administrative staff. Compensation for these individuals is fixed by the Trustees and reimbursed to Putnam Management.

Shares outstanding of your fund as of February 25, 2008

Putnam Asset Allocation: Balanced Portfolio

Class A shares	124,415,434	shares

Class B shares	22,695,844	shares

Class C shares	13,003,196	shares

Class M shares	3,068,042	shares

Class R shares	427,898	shares

Class Y shares	21,532,344	shares

Putnam Asset Allocation: Conservative Portfolio

Class A shares	53,469,852	shares

Class B shares	7,176,833	shares

Class C shares	6,075,963	shares

Class M shares	1,263,013	shares

Class R shares	136,296	shares

Class Y shares	50,537,696	shares

Putnam Asset Allocation: Growth Portfolio

Class A shares	123,218,954	shares

Class B shares	27,989,036	shares

Class C shares	16,947,055	shares

Class M shares	3,693,614	shares

Class R shares	642,758	shares

Class Y shares	15,157,175	shares

Putnam VT Global Asset Allocation Fund

Class IA shares	15,190,725	shares

Class IB shares	5,600,248	shares

Putnam Income Strategies Fund

Class A shares	1,388,031	shares

Class B shares	159,801	shares

Class C shares	229,699	shares

Class M shares	15,376	shares

Class R shares	105	shares

Class Y shares	3,581,295	shares

5% Beneficial Ownership.

As of January 31, 2008, to the knowledge of the funds, no person owned beneficially or of record 5% or more of any class of shares of each fund, except as follows:

Putnam Asset Allocation: Balanced Portfolio

Class	Shareholder name and address	Percentage owned

A	Edward D. Jones & Co.	12.55%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

B	Edward D. Jones & Co.	5.78%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

C	Merrill, Lynch, Pierce, Fenner & Smith	11.33%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

M	Edward D. Jones & Co.	6.76%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

R	MG Trust Company as Agent for Hartwell	5.36%
	Environmental / Frontier Trust Company TTEE
	PO Box 10699
	Fargo, ND 58106-0699

R	MG Trust Company as Agent for Youngs	5.26%
	Manufactured Homes Inc.
	700 17th St. STE 300
	Denver, CO 80202-3531

Y*	IBEW Local 3	16.07%

Y*	Cenveo Corporation 401(K) Plan	14.07%

Y*	Genlyte Thomas Group Retirement Savings and	13.81%
	Investment Plan

Y**	Local Union No. 126 Retirement Plan	10.28%

Y*	Arch Coal, Inc. Employee Thrift Plan	6.16%

Y*	Ironworkers St. Louis District Council Annuity Trust	5.28%
	Fund

* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

Putnam Asset Allocation: Conservative Portfolio

Class	Shareholder name and address	Percentage owned

A	Edward D. Jones & Co.	7.27%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

A*	Mercer Trust Company	6.28%

C	Merrill, Lynch, Pierce, Fenner & Smith	9.84%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

C	Citigroup Global Markets Inc.	6.20%
	333 West 34th Street, 3rd floor
	New York, NY 10001

C	Edward D. Jones & Co.	5.33%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

M	National City Bank	18.23%
	PO Box 94984
	Cleveland, OH 44101-4984

M	Edward D. Jones & Co.	6.03%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

R	MG Trust Company / Midnight Ceilings Inc.	12.45%
	700 17th St. STE 300
	Denver, CO 80202-3531

R	MG Trust Company / Southern Cross Aviation LLC	6.98%
	700 17th St. STE 300
	Denver, CO 80202-3531

R	MG Trust Company as Custodian for	5.62%
	Telecommunications Asset Management
	700 17th St. STE 300
	Denver, CO 80202-3531

R	MG Trust Company as Agent for Hartwell	5.41%
	Environmental / Frontier Trust Company TTEE
	700 17th St. STE 300
	Denver, CO 80202-3531

Y*	Building Service Local 32B-J Supplemental	83.28%
	Retirement Savings Plan

* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

Putnam Asset Allocation: Growth Portfolio

Class	Shareholder name and address	Percentage owned

A	Edward D. Jones & Co.	13.93%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

B	Edward D. Jones & Co.	5.45%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

C	Merrill, Lynch, Pierce, Fenner & Smith	15.71%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

C	Citigroup Global Markets Inc.	9.05%
	333 West 34th Street, 3rd floor
	New York, NY 10001

M	Edward D. Jones & Co.	5.86%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

R	MG Trust Company / Dutch Heating and Air	10.10%
	Conditioning
	700 17th St. STE 300
	Denver, CO 80202-3531

Y*	IBEW Local 3	32.57%

Y**	Putnam Investments Profit Sharing Plan	13.22%

Y*	Cenveo Corporation 401(K) Plan	12.89%

Y*	Ironworkers St. Louis District Council Annuity Trust	10.99%
	Fund

Y**	Local Union No. 126 Retirement Plan	7.68%

Y*	Putnam Investments	5.24%

* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

Putnam VT Global Asset Allocation Fund

Class	Shareholder name and address	Percentage owned

IA	Hartford Life	98.28%
	200 Hopmeadow St. #A3E
	Weatogue, CT 06089-9793

IB	Allstate Life Insurance Co.	50.94%
	3100 Sanders Rd
	Northbrook, IL 60062-7154

IB	Hartford Life / Capital Access	39.78%
	200 Hopmeadow St. #A3E
	Weatogue, CT 06089-9793

IB	Allstate Life of NY	9.28%
	3100 Sanders Rd
	Northbrook, IL 60062-7154

Putnam Income Strategies Fund

Class	Shareholder name and address	Percentage owned

A	Putnam Investments LLC	27.57%
	One Post Office Square
	Boston, MA 02109

A	Edward D. Jones & Co.	9.71%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

B	Edward D. Jones & Co.	11.13%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

B	Pershing LLC	6.44%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

C	Merrill, Lynch, Pierce, Fenner & Smith	13.07%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

C	A G Edwards & Sons C/F Karen A. Tapovatz /	8.13%
	Rollover IRA Account
	8480 Gateway Ct
	Englewood, FL 34224-7661

C	MS&CO FBO / Richard Higgs MD Ltd Profit	5.27%
	Sharing Plan
	4826 Scale CT
	Las Cruces, NM 88011-9666

M	A G Edwards & Sons Inc.	32.95%
	for Charlene Stubbs IRA Plan
	1912 Darnell St
	Libertyville, IL 60048-4331

M	Thomas A. Romes & Anne E. Romes	21.06%
	615 Slingerland Dr.
	Schaumburg, IL 60193-2362

M	A G Edwards & Sons Inc.	20.22%
	for William R. Hill IRA Plan
	475 Oak Dr.
	Portage, MI 49024-6853

M	Edward D. Jones & Co.	15.36%
	201 Progress Parkway
	Maryland Heights, MO 63043-3003

M	Merrill, Lynch, Pierce, Fenner & Smith	6.93%
	4800 Dear Lake Dr. East
	Jacksonville, FL 32246-6484

R	Putnam Investments LLC	100.00%
	One Post Office Square
	Boston, MA 02109

Y*	Putnam Investments	73.11%

Y**	Putnam Investments Profit Sharing Plan	21.08%

* The address for the name listed is: c/o Mercer Trust Company, as trustee or agent, Investors Way, Norwood, MA 02062.

** The address for the name listed is: c/o Putnam Fiduciary Trust Company, as trustee or agent, One Post Office Square, Boston, MA 02109.

Security ownership. As of February 25, 2008, to the knowledge of the funds, the Trustees, and the officers and Trustees of each fund as a group, owned less than 1% of the outstanding shares of each class of each fund, except as follows:

	Shares	Shares	Shares	Shares
	Beneficially	Beneficially	Beneficially	Beneficially
	Owned	Owned	Owned	Owned

	Putnam	Putnam Asset Allocation:	Putnam Asset Allocation:	Putnam Asset Allocation:
Trustees	Income Strategies	Balanced Portfolio	Conservative Portfolio	Growth Portfolio
	Fund

	Class A	Class A	Class A	Class A

Jameson A. Baxter	5,432.941	13,823.653	1,270.157	22,347.061

Charles B. Curtis	111.270	119.437	14,102.332	12,494.414

Robert J. Darretta	102.907	101.067	101.932	102.279

Myra R. Drucker	110.944	105.625	110.574	3,987.128

Charles E. Haldeman, Jr.	213.551	1,546.604	555,429.647	1,067.215
			(1.04%)

John A. Hill	26,394.073	361,421.527	115,785.626	462.818
	(1.89%)

Paul L. Joskow	528.880	12,246.503	256.884	343.821

Elizabeth T. Kennan	109.167	355.545	357.754	2,302.091

Kenneth R. Leibler	106.624	102.267	104.184	102.651

Robert E. Patterson	1,060.623	1,191.613	1,275.894	2,292.702

George Putnam, III	3,173.276	3,007.317	4,691.415	26,171.033

W. Thomas Stephens	111.270	44,143.167	5,227.738	104.690

Richard B. Worley	104.631	105.625	110.574	104.690

Trustees and Officers as a	37,560.157	438,269.950	698,824.711	72,240.540
group	(2.69%)		(1.31%)

P U T N A M INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

xxxxx 5/08

To vote by mail	To vote by telephone	To vote on the web
Read the proxy statement.	Read the proxy statement and	Read the proxy statement and have the
	have the proxy ballot at hand.	proxy ballot at hand.
Check the appropriate boxes
on the reverse side.	Call 1-866-241-6192.	Go to https:/vote.proxy-direct.com.

Sign and date the proxy ballot.	Follow the automated
	telephone directions.	Follow the instructions on the site.
Return the proxy ballot in the		There is no need for you to return your
envelope provided.	There is no need for you to	proxy ballot.
return your proxy ballot.

[PORTFOLIO/FUND NAME]

By signing below, you as a Putnam fund shareholder, appoint Trustees John A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at the meeting of the shareholders of [Portfolio/Fund Name]. The meeting will take place on May 22, 2008 at 11 a.m. Boston time, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated. If you simply sign the proxy ballot, or don’t vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Proposals	Please vote by filling in the appropriate boxes below.

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted as the Trustees recommend.
PLEASE MARK VOTES AS IN THIS EXAMPLE: █
□ To vote on the Proposal as the Trustees recommend, mark this box. (No other vote is necessary.)

THE TRUSTEES RECOMMEND A VOTE FOR THIS PROPOSAL.

1. Approving an amendment to your fund’s fundamental investment restriction with respect	FOR	AGAINST	ABSTAIN
to investments in commodities, as described in the proxy statement.	□	□	□

If you have any questions on the proposals, please call 1-800-225-1581	Please sign and date the other side of this card.